EXHIBIT 10.10

ADDENDUM TO

JOINT WRITTEN CONSENT IN LIEU OF MEETING

OF THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

APOLLO MEDIA NETWORK, INC.

The Effective Date of the transaction shall be deemed to be August 31, 2015, for all purposes hereunder.

Date: January 26, 2016

Kirk Kimerer

By:/s/ Kirk Kimerer

            Name:  Kirk Kimerer, Board of Directors

Date: January 26, 2016

Kirk Kimerer

By:/s/ Kirk Kimerer

            Name:  Kirk Kimerer, Shareholder

JOINT WRITTEN CONSENT IN LIEU OF MEETING

OF THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

APOLLO MEDIA NETWORK, INC.

As of June 30, 2015

The undersigned, constituting all of the members of the Board of Directors (the "Board") of Apollo Media Network, Inc., a Delaware corporation, (the "Corporation"), and all of the holders of the Corporation's issued and outstanding Common Stock (the "Shareholders"), hereby give their written consent and authorization, in accordance with the provisions of Sections 141(f) and 228(a) of the General Corporation Law of the State of Delaware, to the adoption of the following resolutions, and the same are hereby adopted as of the date set forth above:

1. Issuance of Stock to Kirk Kimerer

            WHEREAS, the Board and the Shareholders have each reviewed and considered the proposed Assignment, Assumption and Release Agreement attached hereto as Exhibit A (including all exhibits attached thereto, the "Assignment and Assumption Agreement"); and

            WHEREAS, the Board and the Shareholders have each determined that it is in the best interests of the Corporation to adopt and consummate the Assignment and Assumption Agreement; it is hereby

            RESOLVED, that the form, terms and provisions of the Assignment and Assumption Agreement are hereby authorized and approved by the Board and by the Shareholders in all respects, effective as of the date hereof;

            RESOLVED FURTHER, that the President/Chief Executive Officer, Secretary and Treasurer of the Corporation shall each be authorized, directed and empowered, for and on behalf of the Corporation, to perform such acts as he or she deems necessary or appropriate to execute and deliver the Assignment and Assumption Agreement and consummate all of the transactions contemplated thereby, and to do all things as may be deemed appropriate or necessary to carry out the purpose of the foregoing resolutions and to carry out the provisions of the Assignment and Assumption Agreement;

            RESOLVED FURTHER, that without limiting the generality of the foregoing, upon receipt from Kirk Kimerer of a Subscription Agreement in the form attached to the Assignment and Assumption Agreement, the Corporation is authorized to accept such Subscription Agreement and to issue shares of Common Stock pursuant thereto as contemplated by the Assignment and Assumption Agreement, along with a certificate representing such shares.

Apollo Joint Consent - Final

2. General Implementation

            RESOLVED that the President/Chief Executive Officer, Secretary and any other officer of the Corporation, acting alone or with any other officer of the Corporation, be, and they hereby are, authorized and directed, for and on behalf of the Corporation, to execute and deliver certificates representing the shares of Common Stock described above, and to  execute, acknowledge and deliver such other agreements, documents, certificates, and other instruments, and to take or cause to be taken such action, as they, or any of them, may deem necessary or appropriate to carry out the transactions contemplated by these resolutions and otherwise accomplish the purposes and intent of these resolutions;

            The Secretary of the Corporation is hereby directed to file this instrument with the minutes of the proceedings of the directors and shareholders of the Corporation. The actions taken hereby shall be of the same force and effect as if taken at a meeting of the directors and shareholders of the Corporation, duly called and constituted pursuant to the laws of the State of Delaware.

            This instrument may be executed in any number of counterparts and by facsimile; all such counterparts shall be deemed to constitute one and the same instrument, and each of said counterparts shall be deemed an original hereof.

            IN WITNESS WHEREOF, the undersigned have executed this Consent as of the date first written above.

Board of Directors

/s/Kirk Kimerer

Shareholder

/s/ Kirk Kimerer

Exhibit:

A - Assignment and Assumption Agreement

Apollo Joint Consent. Final

EXHIBIT A

ASSIGNMENT AND ASSUMPTION AGREEMENT

Apollo Joint Consent - Final